UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ]Soliciting Material Under Rule 14a-12


                          MISSION WEST PROPERTIES, INC.
                (Name of Registrant as Specified In Its Charter)

             -------------------------------------------------------

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)



Payment of Filing Fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction: (5) Total fee paid:

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by  Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                       *** Exercise Your Right to Vote ***
         IMPORTANT NOTICE Regarding the Availability of Proxy Materials

                                                                                -----------------------------------------     ------
                                                                                           Meeting Information

MISSION WEST PROPERTIES, INC                                                    Meeting Type: Annual Meeting                     B
-----------------------------------------------------------------------         For holders as of: April 3, 2009                 A
                                                                                Date: May 20, 2009     Time: 10:00 AM PDT        R
BROKER                                                                          Location: Mission West Properties                C
 LOGO                                                                                     Corporate Headquarters                 O
 HERE                                                                                     10050 Bandley Drive                    D
                                                                                          Cupertino, CA 95014                    E
Return Address Line 1
Return Address Line 2                                                           -----------------------------------------     ------
Return Address Line 3
51 Mercedes Way                                                                 You are receiving this communication because you
Edgewood, NY 11717                                                              hold shares in the above named company.

-----------------------------------------------------------------------         This is not a ballot. You cannot use this notice to
                                                                                vote these shares. This communication presents only
Investor Address Line 1                                                         an overview of the more complete proxy materials
Investor Address Line 2                                                         that are available to you on the Internet. You may
Investor Address Line 3                                                         view the proxy materials online at www.proxyvote.com
Investor Address Line 4                                                         or easily request a paper copy (see reverse side.)
Investor Address Line 5
John Sample                                                                     We encourage you to access and review all of the
1234 Anywhere Street                                                            important information contained in the proxy
Any City, On A1A 1A1                                                            materials before voting.

-----------------------------------------------------------------------         SEE THE REVERSE SIDE OF THIS NOTICE TO OBTAIN PROXY
                                                                                MATERIALS AND VOTING INSTRUCTIONS.

                                                                                                      ------------------------------
                                                                                                       Broadridge Internal Use Only

                                                                                                                              Job #
                                                                                                                         Envelope #
                                                                                                                         Sequence #
                                                                                                                  # of # Sequence #
                                                                                                      ------------------------------

                              -- BEFORE YOU VOTE --
                        How to Access the Proxy Materials
--------------------------------------------------------------------------------
PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE:
1. Form 10-K          2. Notice & Proxy Statement

HOW TO VIEW ONLINE:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

HOW TO REQUEST AND RECEIVE A PAPER OR E-MAIL COPY:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
                    1) BY INTERNET: www.proxyvote.com
                    2) BY TELEPHONE: 1-800-579-1639
                    3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed above on or before May 11, 2009.
--------------------------------------------------------------------------------

                                -- HOW TO VOTE --
                Please Choose One of the Following Voting Methods
--------------------------------------------------------------------------------
VOTE IN PERSON: If you choose to vote these shares in person at the meeting, you must  request a "legal  proxy."  To do so,  please  follow the  instructions  at
www.proxyvote.com  or request a paper copy of the materials,  which will contain
the  appropriate   instructions.   Many  shareholder  meetings  have  attendance
requirements  including,  but not limited to, the  possession  of an  attendance ticket  issued by the entity  holding  the  meeting.  Please  check the  meeting materials for any special requirements for meeting attendance.

VOTE BY INTERNET:  To vote now by Internet,  go to  www.proxyvote.com.  Have the
12-Digit Control Number available and follow the instructions.
                                                                                                                      Internal Use
VOTE BY MAIL:  You can vote by mail by requesting a paper copy of the materials,                                          Only
which will include a voting instruction form.
--------------------------------------------------------------------------------

 ----------------------------------------
              Voting Items
 ----------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS
THAT YOU VOTE "FOR" THE FOLLOWING.

1.   Election of Directors:
     Nominees
 01  Carl E. Berg     02  William A. Hasler     03  Lawrence B. Helzel     04  Raymond V. Marino     05  Martin S. Roher



THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING PROPOSAL(S).

2. Ratify the selection of Burr, Pilger & Mayer, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.


--------------------------------------------------------------------------------
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
--------------------------------------------------------------------------------